UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

Inovio Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 W. Germantown Pike, Suite 110

Plymouth Meeting, PA 19462

(Address of principal executive offices, including zip code)

(267) 440-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2026, the board of directors (the “Board”) of Inovio Pharmaceuticals, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated bylaws (the “Bylaws Amendment”) effective immediately to further enhance the Company’s corporate governance practices by, among other things, (i) clarifying the role of the Chairman of the Board, including that the Chairman shall not be deemed an officer of the corporation unless expressly designated as such by the Board, (ii) establishing the position of Lead Independent Director, including the designation, duties and responsibilities thereof, and requiring the appointment of a Lead Independent Director in the event the Chief Executive Officer also serves as Chairman of the Board and (iii) updating the order of presiding officers at meetings of the Board and stockholders to reflect the foregoing changes.

The foregoing description of the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 20, 2026, the Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”), at which the stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2026 (the “Proxy Statement”).

Of the 69,438,100 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) entitled to vote as of the record date, which includes shares of Common Stock issuable on conversion of outstanding shares of Series C Cumulative Convertible Preferred Stock, a total of 40,670,629 shares of Common Stock, or 58.57%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal 1: The election of the following eight nominees as directors of the Company to serve until the Company’s 2027 Annual Meeting of Stockholders and until their successors are elected. The votes were cast as follows:

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Simon X. Benito	22,312,198	1,267,180	17,091,251
Roger D. Dansey, M.D.	22,480,244	1,099,134	17,091,251
Ann C. Miller, M.D.	22,544,652	1,034,726	17,091,251
Jacqueline E. Shea, Ph.D.	22,560,816	1,018,562	17,091,251
Jay P. Shepard	22,468,210	1,111,168	17,091,251
David B. Weiner, Ph.D.	22,666,881	912,497	17,091,251
Wendy L. Yarno	22,451,874	1,127,504	17,091,251
Lota S. Zoth	22,455,943	1,123,435	17,091,251

Proposal 2: The ratification of the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
39,329,582	1,198,040	143,007	—

Proposal 3: The approval, on a non-binding advisory basis, of the compensation of the NEOs described in the Proxy Statement. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
21,500,999	1,607,592	470,787	17,091,251

Proposal 4: The approval of the amendment and restatement of the Company’s Amended and Restated 2023 Omnibus Incentive Plan as described in the Proxy Statement. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
21,559,350	1,535,940	484,088	17,091,251

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

3.1	Amendment to Amended and Restated Bylaws of Inovio Pharmaceuticals, Inc., dated May 19, 2026.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVIO PHARMACEUTICALS, INC.

Date: May 20, 2026	/s/ Peter Kies
Peter Kies
Chief Financial Officer